Exhbit 99.2

Jimmy C. Tallent
President & CEO
H. Lynn Harton
Chief Operating Officer
Rex S. Schuette
EVP & Chief Financial Officer rex_schuette@ucbi.com (706) 781-2266
David P. Shearrow
EVP & Chief Risk Officer
Updated as of February 22, 2013

Highlights Fourth Quarter
             Improving Quarterly Results
                   Net income of $5.26 million, or 4 cents per share
                   Sixth quarterly profit in past seven quarters
                   Core earnings (pre-tax, pre-credit) of $29.1 million
             Modest Loan Growth, Both Linked Quarter and Year Ago
                   Increased commercial and retail lending opportunities
             Solid Improvement in All Credit Quality Metrics
                   Metrics improving across all areas
             Strong Core Transaction Deposit Growth
                      Year-to-date up 11%
                      Building customer deposit base
                      Represents 56% of total customer deposits compared to 34% at the end of 2008

16 Net Income (Loss) $ in millions *Includes $25 million provision for large customer relationship

Operating Expenses - Core4
(in thousands)
Variance - Increase / (Decrease) 4Q12 3Q124Q11
Salaries & Employee Benefits $ 22,960 $   596
$ (2,578)
Communications & Equipment  3,320 66 191
Occupancy 3,455 (84) (517)
FDIC Assessment 2,505 (32) (94)
Advertising & Public Relations     987 53 43
Postage, Printing & Supplies  1,050 96 33
Professional Fees 2,685 505 689
Other Expense  4,527   (234) (121)
Core Operating Expenses 41,489 966 (2,354)
Non-Core(1)   9,237 4,977 2,000
Reported GAAP   $   50,726  $          5,943$            (354)
(1) Includes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, severance costs, mark to market adjustments on United’s deferred compensation plan liability, and provision for litigation settlement.

30

Net Operating Income

(in thousands)

	4Q12	Variance - Increase / (Decrease) 3Q12	4Q11
Core Earnings (Pre-Tax, Pre-Credit)	$ 29,090	$ (761)	$ 2,441
Provision for Loan Loss	(14,000)	(1,500)	-
NON-CORE FEE REVENUE:			
Hedge Ineffectiveness Gaines (Losses)	116	(492)	(197)
Securites Gains (Losses)	31	31	27
Gains from Sale of Low Income Housing Tax Credits	-	-	(728)
Gains (Losses) on Deferred Compensation Plan Assets	63	(90)	(117)
Total Non-Core Fee Revenue	**210**	**(551)**	**(1,015)**
NON-CORE OPERATING EXPENSES:			
Foreclosed Property Write Downs	1,438	(956)	(2,454)
Foreclosed Property (Gains) Losses on Sales	1,750	1,400	(1,291)
Forclosed Property Maintenance Expenses	1,423	461	(946)
Severance Costs	563	162	563
Reclassification of Pension Actuarial Gains to AOCI	-	-	2,245
Provision for Litigation Settlement	4,000	4,000	4,000
Gains (Losses) on Deferred Comp Plan Liability	63	(90)	(117)
Total Non-Core Operating Expenses	**9,237**	**4,977**	**2,000**
Income Tax (Expense) Benefit	(802)	518	(4,066)
Net Income	**$ 5,261**	**$ (5,307)**	**$ (4,640)**

Net Income6
(in thousands)
ariance - Increase / (Decrease 4Q12   3Q12 4Q11
Net Income$        5,261$       (5,307)$       (4,640)
Preferred Stock Dividends  (3,045)                                                      (4)              (20)
Net Income Avail to Common Shareholders $        2,216   $       (5,311)$       (4,660)
  Net Income Per Share   $             .04      $           (.09)$           (.08)
  Tangible Book Value     $          6.57      $           (.07)$             .10
(DTA Allowance $272 Million - $4.70 / Share)
Shares Outstanding (millions)     58.0   .1 .3

Core Earnings Summary  2012 Full Year
(in millions)Over/(Under)
Full Year 20122011
Net Interest Revenue          $            229.1    $               (6.6)
Fee Revenue                53.5                   9.3
Operating Expense (Excl OREO)             (166.1)               (14.2)
Core Earnings (Pre-Credit)               116.5                 16.9
Provision for Loan Losses           (62.5)   16.5 - Fletcher - (25.0)  -
Asset Disposition Plan - (180.0)
Asset Disposition Plan - OREO / Charges  -        (66.2)
NON-CORE FEE REVENUE:
Sec Gains (Losses), Net of Prepmt Losses   .4  .3
Tax Credit Sale/IRS Refund  1.8 1.1
Hedge Ineffectiveness .7 (4.3)
Gains (Losses) on Deferred Compensation Plan    .5 .5
Total Non-Core Fee Revenue       3.4 (2.4)
NON-CORE OPERATING EXPENSE:
Foreclosed Property Costs (OREO) 14.0 (4.3)
Severance, Modified Retirement 2.3 3.4
Provision for Litigation Settlement         4.0 4.0
Gains (Losses) on Deferred Compensation Plan  .5 .5
Total Non-Core Operating Expense       20.8 3.6
Income Taxes 2.7 5.0
Net Income $  33.9 $            260.6

Key Ratios      2012 Full Year
 Full Year 2012 Earnings per Share $              .38
Margin 3.50%
Return on Equity  5.43%
Return on Tangible Equity 6.27
Return on Assets  .49
Operating Efficiency 65.4% -Core (Excl. OREO)               58.8
Tangible Book Value $           6.57
-Book Value DTA Recovery $271 M illion or $4.69 /Share

Operating Expenses – Core   2012 Full Year
(in millions) Over / 2012 2011 (Under)
Salaries & Employee Benefits      $         93.2 $ 101.3$  (8.1)
Communications & Equipment          12.9          13.1             (.2)
Occupancy 14.3          15.6           (1.3)
FDIC Assessment 10.1          14.3           (4.2)
Advertising & Public Relations            3.9            4.3             (.4)
Postage, Printing & Supplies            3.9            4.3             (.4)
Professional Fees            8.8            8.7              .1
Other Expense 19.0          18.7              .3
Core        166.1 180.3          (14.2)
Non-Core(1)   20.7 81.3         (60.6)
Reported-GAAP $       186.8                                $       261.6$        (74.8)
(1) Includes foreclosed property costs, adjustment to reclassify pension plan actuarial gains and losses and unamortized prior service costs to other comprehensive income, severance costs, mark to market adjustments on United’s deferred compensation plan liability, and provision for litigation settlement.

Capital Ratios10
       Well-Capitalized DEC ’12 SEP ’12  JUN ’12
Bank Tier 1 RBC   6% 14.5% 14.5% 14.4%
Total RBC 10 15.7 15.7 15.7
Leverage 5  9.9 9.9 9.2
Holding Company Tier 1 RBC  6 14.2   14.3 14.3
Total RBC   10 15.7 15.8 16.0
Leverage 5  9.6 9.8 9.2
Tier I Common RBC   8.8 8.8 8.8
Tangible Equity to Assets 8.6 8.7 8.2
Tangible Common to Assets  5.7 5.7 *  5.5
*DTA Allowance of $271 million; when reversed adds 3.6%

67 Lending – Credit Summary11 (in millions) Legal lending limit$162 House lending limit20 Project lending limit12 Top 25 relationships371 Regional credit review – Standard underwriting

78

Non GAAP Reconciliation Tables

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation			
	4Q12	3Q12	2Q12	1Q12
Core net interest revenue reconciliation				
Core net interest revenue	$ 56,028	$ 57,371	$ 56,836	$ 58,864
Interesst reversed on performing loans included in bulk sale	-	-	-	-
Taxable equivalent adjustment	(381)	(419)	(444)	(446)
Net interest revenue (GAAP)	**$ 55,647**	**$ 56,952**	**$ 56,392**	**$ 58,418**
Core fee revenue reconciliation				
Core fee revenue	$ 14,551	$ 13,003	$ 12,764	$ 13,091
Securities gains, net	31	-	6,490	557
Loss on prepayment of borrowings	-	-	(6,199)	(482)
Gains from sales of low income housing tax credits	-	-	-	728
Hedge ineffectiveness gains (losses)	116	608	(180)	115
Interest on Federal tax refund	-	-	-	1,100
Mark to market on deferred compensation plan assets	63	153	(8)	270
Fee revenue (GAAP)	**$ 14,761**	**$ 13,764**	**$ 12,867**	**$ 15,379**
Core operating expense reconciliation				
Core operating expense	$ 41,489	$ 40,523	$ 41,312	$ 42,670
Foreclosed property expense	4,611	3,706	1,851	3,825
Severance	563	401	1,155	190
Reclassification of pension actuarial gains and losses and prior service costs to OCI	-	-	-	-
Professional fees incurred in connection with Bulk Loan Sale	-	-	-	-
Property taxes paid on collateral for loans in Bulk Loan Sale	-	-	-	-
Provision for litigation settlement	4,000	-	-	-
Mark to market on deferred compensation plan liability	63	153	(8)	270
Operating expense (GAAP)	**$ 50,726**	**$ 44,783**	**$ 44,310**	**$ 46,955**

79

Non GAAP Reconciliation Tables

(in thousands except EPS)

	Operating Earnings to GAAP Earnings Reconciliation			
	4Q11	3Q11	2Q11	1Q11
Core net interest revenue reconciliation				
Core net interest revenue	$ 59,050	$ 59,281	$ 58,946	$ 58,406
Interesst reversed on performing loans included in bulk sale	-	-	-	(2,014)
Taxable equivalent adjustment	(423)	(420)	(429)	(435)
Net interest revenue (GAAP)	**$ 58,627**	**$ 58,861**	**$ 58,517**	**$ 55,957**
Core fee revenue reconciliation				
Core fee revenue	$ 11,442	$ 11,309	$ 11,096	$ 10,352
Securities gains, net	4	-	783	55
Loss on prepayment of borrowings	-	-	(791)	-
Gains from sales of low income housing tax credits	728	-	-	-
Hedge ineffectiveness gains (losses)	313	575	2,810	1,303
Interest on Federal tax refund	-	-	-	-
Mark to market on deferred compensation plan assets	180	(386)	7	128
Fee revenue (GAAP)	**$ 12,667**	**$ 11,498**	**$ 13,905**	**$ 11,838**
Core operating expense reconciliation				
Core operating expense	$ 43,843	$ 44,093	$ 45,680	$ 46,644
Foreclosed property expense	9,302	2,813	1,891	64,899
Severance	-	-	1,150	-
Reclassification of pension actuarial gains and losses and prior service costs to OCI	(2,245)	-	-	-
Professional fees incurred in connection with Bulk Loan Sale	-	-	-	1,000
Property taxes paid on collateral for loans in Bulk Loan Sale	-	-	-	2,600
Provision for litigation settlement	-	-	-	-
Mark to market on deferred compensation plan liability	180	(386)	7	128
Operating expense (GAAP)	**$ 51,080**	**$ 46,520**	**$ 48,728**	**$ 115,271**

80

Non GAAP Reconciliation Tables

	Operating Earnings to GAAP Earnings Reconciliation			
	4Q12	3Q12	2Q12	1Q12
Net interest margin - pre credit reconciliation				
Net interest margin - pre credit	3.61 %	3.79 %	3.62 %	3.76 %
Effect of interest reversals, lost interest, and carry costs of NPAs	(.17)	(.19)	(.19)	(.23)
Net interest margin	**3.44 %**	**3.60 %**	**3.43 %**	**3.53 %**
Tangible common equity and tangible equity to tangible assets reconciliation				
Tangible common equity to tangible assets	5.67 %	5.73 %	5.45 %	5.33 %
Effect of preferred equity	2.88	2.93	2.79	2.75
Tangible equity to tangible assets	**8.55**	**8.66**	**8.24**	**8.08**
Effect of goodwill and other intangibles	.08	.09	.09	.11
Equity to assets (GAAP)	**8.63 %**	**8.75 %**	**8.33 %**	**8.19 %**
Tangible common equity to risk-weighted assets reconciliation				
Tangible common equity to risk-weighted assets	8.26 %	8.44 %	8.37 %	8.21 %
Effect of preferred equity	4.24	4.29	4.35	4.23
Tangible equity to risk weighted assets	**12.50**	**12.73**	**12.72**	**12.44**
Effect of other comprehensive income	.51	.36	.28	.10
Effect of trust preferred	1.15	1.17	1.19	1.15
Tier I capital ratio (Regulatory)	**14.16 %**	**14.26 %**	**14.19 %**	**13.69 %**